UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2010

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
Our 2010 Annual Meeting of Stockholders was held on April 21, 2010. The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:
1.	The three nominees proposed by the Board of Directors were elected as Class II directors for a three-year term expiring at the 2013 Annual Meeting by the following votes:

Name	For	Withheld	Broker Non-Votes
Charles Crocker	30,732,503	485,659	1,667,049
Robert Mehrabian	29,512,565	1,705,597	1,667,049
Michael T. Smith	29,557,782	1,660,380	1,667,049
Other continuing directors include (1) Class I directors, Simon M. Lorne, Paul D. Miller and Wesley W. von Schack, whose terms expire at the 2012 Annual Meeting, and (2) Class III directors, Roxanne S. Austin, Frank V. Cahouet and Kenneth C. Dahlberg whose terms expire at the 2011 Annual Meeting.

2.	A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2010 was approved by a vote of 31,794,784 “for” versus 1,046,089 “against.” There were 44,338 abstentions and no broker non-votes with respect to this action.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated April 22, 2010